EXHIBIT 32.1


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with Amendment No. 1 to the Quarterly Report of Manchester Inc. (the "Registrant") on Form 10-QSB/A for the period ending February 28, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Richard D. Gaines, Acting Principal Executive Officer of the Registrant, certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  April 20, 2006            By:  /s/ Richard D. Gaines
                                      ------------------------------------------
                                      Name:  Richard D. Gaines
                                      Title: Acting Principal Executive Officer,
                                             Secretary and Director